UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Altaba Inc.’s (“Altaba” or the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Altaba or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on Altaba’s website (www.altaba.com), and you will be notified by mail each time a report is posted and you will be provided with a website address to access the reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (877) 946-6487.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (877) 946-6487. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020 (unaudited)

($ in thousands, except per share amounts)

ASSETS
Interest receivable	$5,728
Dividend receivable	850
Unaffiliated investments (cost $12,775,962)	12,779,847
Other assets	126,865

Total assets	$12,913,290

LIABILITIES
Deferred and other tax liabilities	$171,528
Payable to directors, officers and employees	63,288
Payable to advisor	685
Other liabilities	256,368

Total liabilities	$491,869

Net assets	$12,421,421

Net assets consist of:
Total distributable earnings, net of deferred taxes	$12,421,421

Total net assets	$12,421,421

Shares outstanding	519,511,366
NAV per share	$23.91

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2020 (unaudited)

($ in thousands)

Description				Shares	Fair Value $
Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services — 0.0%
SeatGeek, Inc.(1)(2)				47,463	185
Total Common Shares (Cost — $9)					185

		Rate %(3)	Final Maturity(4)	Shares	Fair Value $
Fixed Income Securities
Money Market Funds — 74.1%
Federated Hermes Treasury Obligations Fund — Institutional Class		0.10		604,317	604,317
Fidelity Government Portfolio — Class I		0.10		5,000,000	5,000,000
Federated Government Obligations Fund — Premier Shares		0.11		3,595,344	3,595,344
Total Money Market Investments (Cost — $9,199,661)				9,199,661	9,199,661

	Rate Type	Rate %(5)(6)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 0.7%
Financial — 0.7%
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	20,072
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	7,028
US Bank	Fixed	2.05	10/23/2020	25,000	25,104
Wells Fargo Bank	Fixed	2.60	1/15/2021	35,000	35,439
Total Corporate Debt (Cost — $86,883)				87,000	87,643
Commercial Paper — 7.1%
Bank of Nova Scotia	Zero Coupon	0.22	7/17/2020	35,000	34,996
Bank of Nova Scotia	Zero Coupon	0.22	7/24/2020	50,000	49,993
Bank of Nova Scotia	Zero Coupon	0.23	8/10/2020	100,000	99,974
Eli Lilly and Company	Zero Coupon	0.19	8/4/2020	127,000	126,977
Exxon Mobil Corporation	Zero Coupon	0.19	7/22/2020	22,000	21,997
Nestle Capital Corporation	Zero Coupon	0.13	8/13/2020	50,000	49,992
Nestle Capital Corporation	Zero Coupon	0.13	8/17/2020	25,000	24,996
Nestle Capital Corporation	Zero Coupon	0.13	8/19/2020	50,000	49,991
Nestle Capital Corporation	Zero Coupon	0.15	9/14/2020	25,000	24,992
The Coca-Cola Company	Zero Coupon	0.19	7/20/2020	25,000	24,997
The Coca-Cola Company	Zero Coupon	0.19	7/21/2020	15,000	14,998
The Coca-Cola Company	Zero Coupon	0.20	7/23/2020	32,070	32,066
The Coca-Cola Company	Zero Coupon	0.22	8/13/2020	48,000	47,987
The Coca-Cola Company	Zero Coupon	0.23	8/18/2020	70,000	69,978
The Coca-Cola Company	Zero Coupon	0.24	9/15/2020	90,000	89,953
The Coca-Cola Company	Zero Coupon	0.25	9/22/2020	25,000	24,985
Toyota Motor Credit Corporation	Zero Coupon	0.27	7/20/2020	15,000	14,998
Toyota Motor Credit Corporation	Zero Coupon	0.27	7/21/2020	75,000	74,988
Total Commercial Paper (Cost — $877,390)				879,070	878,858

	Rate Type	Rate %(5)(6)	Final Maturity	Principal $	Fair Value $
Certificates of Deposits — 2.4%
Bank of Montreal	Fixed	1.80	7/10/2020	100,000	100,046
Bank of Montreal	Fixed	1.80	7/2/2020	75,000	75,007
BNP Paribas	Fixed	1.85	7/2/2020	50,000	50,005
BNP Paribas	Floating	0.42 (3 month LIBOR USD + 0.10)	9/11/2020	75,000	75,006
Total Certificates of Deposits (Cost — $300,000)				300,000	300,064
U.S. Government Debt — 18.6%
United States Treasury	Zero Coupon	0.06	7/2/2020	300,000	299,999
United States Treasury	Zero Coupon	0.10	7/7/2020	1,540,000	1,539,970
United States Treasury	Fixed	2.63	8/15/2020	71,567	71,779
United States Treasury	Fixed	2.13	8/31/2020	100,000	100,328
United States Treasury	Fixed	1.38	9/15/2020	100,000	100,250
United States Treasury	Fixed	2.00	9/30/2020	100,000	100,469
United States Treasury	Fixed	2.75	9/30/2020	100,000	100,641
Total U.S. Government Debt (Cost — $2,312,019)				2,311,567	2,313,436

Total Short Term Fixed Income Securities (Cost — $3,576,292) — 28.8%				3,577,637	3,580,001
Total Unaffiliated Investments (Cost — $12,775,962)				12,777,298	12,779,847

Total Investments — 102.9%					12,779,847
Other Liabilities/Other Assets — (2.9)%					(358,426)

Net Assets Applicable to Common Shares — 100.0%					$12,421,421

(1)	Non-income producing securities.

(2)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors. Holdings equal to less than 1% of the net assets of the Fund.

(3)	Presented rate represents the Money Market Fund’s average 7-day % yield as of June 30, 2020.

(4)	Money Market Funds do not have a set maturity date.

(5)	For fixed and floating rate bonds, the rate presented is the coupon rate as of June 30, 2020. LIBOR stands for London Interbank Offered Rate. EFFR stands for Effective Federal Funds Rate.

(6)	For zero coupon bonds, the rate presented is Yield as of June 30, 2020.

At June 30, 2020, the tax basis cost of the Fund’s investments was $12,775,962 and the unrealized appreciation was $3,885.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2020 through June 30, 2020 (unaudited)

($ in thousands)

INVESTMENT INCOME:
Dividend income	$5,131
Interest income	67,153

Total investment income	72,284

EXPENSES:
Professional fees	6,660
Directors, officers and employees compensation and benefits	14,676
General and administrative costs	1,291
Outside administrative fees	295
Other expenses	3,636
Legal and other settlements	(1,190)
Non-income tax benefit	(16,075)

Total expenses	9,293

Net investment income, before current and deferred taxes	62,991
Current and deferred income tax benefit	221,461

Net investment income	284,452

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	1,093,971
Controlled affiliate, before current and deferred taxes	58,000
Current and deferred income tax expense	(210,130)

Net realized gain	941,841

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	(1,022,062)
Controlled affiliate, before current and deferred taxes	(52,500)
Current and deferred income tax benefit	209,816

Net change in unrealized appreciation (depreciation):	$(864,746)

Net realized and unrealized gain (loss) on investments	77,095

Net increase in net assets resulting from operations	$361,547

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

($ in thousands)

	For the Period from January 1, 2020 through June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income, net of current and deferred taxes	$284,452	$750,252
Net realized gain on investments, net of current and deferred taxes	941,841	34,558,916
Net change in unrealized appreciation (depreciation) on investments, net of current and deferred taxes	(864,746)	(28,265,996)

Net increase in net assets resulting from operations	361,547	7,043,172

LIQUIDATING DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Liquidating distribution from distributable earnings (Note 12)	—	(26,754,835)

Net decrease in net assets from distributions	—	(26,754,835)

CAPITAL SHARE TRANSACTIONS:
Repurchase of common shares	—	(3,384,377)
Offering expenses associated with repurchase of common shares	—	(161)

Net decrease in net assets from capital share transactions	—	(3,384,538)

Net increase (decrease) in net assets	361,547	(23,096,201)
NET ASSETS:
Beginning of period	12,059,874	35,156,075

End of period	$12,421,421	$12,059,874

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Period from January 1, 2020 through June 30, 2020 (unaudited)	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018	For the Period From June 16, 2017(1) Through December 31, 2017
Net asset value — beginning of period	$23.21	$61.95		$75.75	$52.33

Income (loss) from investment operations:
Net investment income (loss)(2)	0.55	1.42		0.37	(1.00)
Net realized and unrealized gain (loss) on investments	0.15	11.10		(11.07)	23.53

Total income from investment operations	0.70	12.52		(10.70)	22.53

Less liquidating distribution:
Liquidating distribution from net realized gains (Note 12)	—	(51.50)		—	—

Total liquidating distribution	—	(51.50)		—	—

Accretive (dilutive) impact from capital activity (Note 12)	—	0.24		(3.10)	0.89

Net increase (decrease) in net asset value	0.70	(38.74)		(13.80)	23.42

Net asset value — end of period	$23.91	$23.21		$61.95	$75.75

Per common share market value — end of period	N/A	N/A		$57.94	$69.85

Total return based on net asset value(3)	3.02%	36.36%		(18.22)%	44.75%
Total return based on market value(3)	N/A	23.31	% (8)	(17.05)%	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$12,421,421	$12,059,874		$35,156,075	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(4)(5)	(1.50)%	4.14%		(5.83)%	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(4)(5)	0.29%	0.46%		0.63%	0.36%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)(6)	2.67%	2.34%		0.46%	(1.50)%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)(6)	0.88%	0.78%		(0.06)%	(0.19)%
Portfolio turnover rate(7)	0.00%	0.35%		0.55%	0.49%

(1)	Commencement of operations.

(2)	Calculated by using weighted average shares method.

(3)

Not annualized for periods less than one year. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(4)	All income and expenses are annualized for periods of less than one year, with the exception of current and deferred income taxes and other non-recurring fees.

(5)

For the period from January 1, 2020 through June 30, 2020, the Fund accrued $221,147 in current and deferred income taxes. For the year ended December 31, 2019, the Fund accrued $1,180,785 in current and deferred income taxes. For the year ended December 31, 2018, the Fund accrued $3,763,567 in current and deferred income tax benefit. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income taxes.

(6)

For the period from January 1, 2020 through June 30, 2020, the Fund accrued $221,461 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2019, the Fund accrued $500,325 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2018, the Fund accrued $302,327 in current and deferred income tax benefit applicable to net investment income. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(7)	Not annualized.

(8)	For the period from January 1, 2019 through October 4, 2019 (date of delisting).

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2020

(unaudited)

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is an independent non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is organized as a Delaware corporation. On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. (“Verizon”) (the “Sale Transaction”). On June 16, 2017, Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Plan of Liquidation and Dissolution

In seeking to achieve its investment objective of returning capital to stockholders, the Fund’s Board of Directors (the “Board”) unanimously approved and adopted a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation and Dissolution”) on April 2, 2019 and recommended approval of the Plan of Liquidation and Dissolution to the Fund’s stockholders. Stockholders of the Fund approved the Plan of Liquidation and Dissolution at a special meeting of stockholders held on June 27, 2019 (the “Special Meeting”). The Fund made a pre-dissolution liquidating distribution of $51.50 in cash per share of its common stock on September 23, 2019, to stockholders of record as of September 16, 2019.

On October 4, 2019, the Fund filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware. The Certificate of Dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019 (the “Effective Time”), provides for the dissolution of the Fund under the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Plan of Liquidation and Dissolution, effective as of the Effective Time, the Fund closed its stock transfer books and discontinued recording transfers of its common stock, $0.001 par value per share (“the Shares”). Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law. The Fund also ceased to be traded on The NASDAQ Global Select Market (“Nasdaq”).

On May 28, 2020, in furtherance of the Plan of Liquidation and Dissolution, the Fund filed with the Court of Chancery of the State of Delaware (the “Chancery Court”) a verified petition (the “Petition”) for determinations pursuant to Section 280 of the DGCL (In re Altaba, Case No. 2020-0413-JTL (Del. Ch. Ct.) (“Delaware Proceeding”). The Petition requests an interim order and final order determining the amount and form of security that will be reasonably likely to be sufficient to provide compensation for: (i) claims that are the subject of a pending action, suit or proceeding to which the Fund is a party; (ii) other claims asserted in response to a notice provided by the Fund under Section 280(a)(i) of the DGCL, as to which the amount and form of security for such claims has not been agreed upon by the parties; (iii) costs and expenses through the completion of the wind-up process; and (iv) other claims, if any, that are not barred under Section 280 and have not been made known to the Fund or that have not yet arisen but that, based on facts known to the Fund, are likely to arise or become known within five years after the Effective Time, including contingent, conditional or otherwise unmatured contractual claims. A copy of the Petition was filed with the SEC as an exhibit to the Fund’s Current Report on Form 8-K on May 28, 2020 and any description of the Petition contained in this semi-annual report is qualified in its entirety by the contents of the Petition.

In the Petition, the Fund sought an interim order from the Chancery Court (the “Interim Order”) that approves an initial conservative aggregate amount of security. In addition to undisputed claims (including claims where the Fund has agreed with the claimant on the required amount of security, either initially or following negotiation), this security amount would include, for each claim as to which the amount was in dispute, the full amount requested by the relevant claimant at that time. The Fund requested the Interim Order in the Petition to be able to make a cash distribution of all of the Fund’s assets in excess of the aggregate security amount approved in the Interim Order without having to wait for the Chancery Court to adjudicate the amount of security reasonably likely to provide sufficient compensation for the claims in dispute. Additional distributions are not expected to be made until a judicial determination has been reached regarding the amount and form of security reasonably likely to provide sufficient compensation for such disputed claims and the issuance of a final order, as described below. For further information regarding the matters described above, please refer to the full text of the Petition.

On June 16, 2020, the U.S. Department of Justice (the “DOJ”) on behalf of the Internal Revenue Service (the “IRS”), filed a Notice of Removal, removing the Delaware Proceeding to the U.S. District Court for the District of Delaware (the “Delaware District Court”). On June 16, 2020, the DOJ, on behalf of the IRS, also filed a complaint commencing an action in the Delaware District Court (the “Collection Action”) seeking a judgment against Altaba in respect of the tax claims and amounts raised by the IRS that are described in the Petition.

On August 10, 2020, the Delaware District Court entered an order remanding the Delaware Proceeding back to the Chancery Court, with the exception of IRS tax claims and Verizon’s tax indemnity claims, which continued to be before the Delaware District Court.

On August 18, 2020, the Fund and the DOJ, on behalf of the IRS, filed a joint motion with the Delaware District Court (the “Joint Motion”), pursuant to which the Fund agreed to retain as security for the claims of the IRS an aggregate amount of $1.76 billion (which is the amount the Chancery Court is being requested to retain as security for the claims of the IRS in the Interim Order Motion described below), subject to agreed upon mechanisms for the release of this security as portions of the IRS claims are resolved over time. In the Joint Motion, the Fund and the DOJ, on behalf of the IRS, requested that the Delaware District Court dismiss the portion of the Delaware Proceeding relating to the IRS tax claims that had been removed to the Delaware District Court and remand Verizon’s tax indemnity claims back to the Chancery Court. The Delaware District Court has not yet ruled on the Joint Motion. The Fund and the DOJ, on behalf of the IRS, have agreed that within three days after the date on which the Delaware District Court enters an order substantially in the form attached to the Joint Motion, the DOJ will file a motion requesting that the Delaware District Court dismiss the Collection Action without prejudice.

On August 18, 2020, as requested by the Fund in the Petition, the Chancery Court entered an order barring claims from potential claimants who received notice of the Fund’s dissolution and did not submit a claim by the claims deadline. For further information, please refer to the full text of the Petition.

On August 20, 2020, the Fund filed with the Chancery Court a Motion for an Interim Order Approving Interim Holdbacks and Permitting Certain Distributions to Stockholders (the “Interim Order Motion”). In the Interim Order Motion, the Fund requested that the Chancery Court establish an initial conservative aggregate amount of security of $7.347 billion, which if approved would allow the Fund to distribute up to $5.155 billion to stockholders. It is not typical for such an Interim Order to be requested in proceedings of this kind. There can be no assurance that the Chancery Court will approve the Interim Order, that the Chancery Court will authorize the aggregate security amount proposed by the Fund in the Interim Order Motion, that the distribution of excess assets based on the Interim Order will occur or, if approved, when any such distribution will occur.

After the Chancery Court rules on the Interim Order Motion, the Fund will request a final order from the Chancery Court (the “Final Order”, and together with the Interim Order, the “Court Orders”) establishing the final amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Chancery Court may determine not to exceed ten years after the Effective Time), pay or make reasonable provision for the Fund’s uncontested known claims and expenses (including any changes to amounts agreed by the Fund and claimants following the issuance of the Interim Order), and establish reserves for other claims as required by the Final Order.

The Final Order will reflect the Chancery Court’s, and, as applicable, the Delaware District Court’s, own determination as to the amount and form of security reasonably likely to provide sufficient compensation for all known, contingent and potential future claims against the Fund. There can be no assurance regarding the timing and provisions of the Final Order and the Chancery Court, and, as applicable, the Delaware District Court, may require the Fund to withhold an aggregate amount of security in excess of the amount that we believe is reasonably likely to satisfy the Fund’s potential claims and liabilities. In addition, the Fund cannot predict the impact, if any, of the Covid-19 pandemic on the timing of proceedings in the Chancery Court or the Delaware District Court, and it is possible that delays could result. There also can be no assurance as to the timing or amount of any additional distributions that we may make subsequent to the distribution we intend to make immediately following the entry of the Interim Order.

Any amounts proposed or determined to be held as security for claims against the Fund in the Petition, the Interim Order or the Final Order, or any such amounts actually held as security by the Fund, have not been, and will not be, calculated in accordance with, or by reference to, U.S. GAAP and do not, and will not, reflect any change in the Fund’s current position with respect to its liabilities and reserves from an accounting perspective. Rather, in the case of the Interim Order, such amounts will reflect either the amount of security currently requested by the claimant, or the security amount such claimant has negotiated with the Fund. For the Interim Order or the Final Order, the Fund may agree with a claimant to set aside an amount as security that exceeds the amount the Fund believes it will ultimately owe such claimant, in order to allow more efficient distribution of excess funds pending final resolution of the liability. Furthermore, under the Final Order, for claims for which a security amount has not been separately negotiated, the amounts held as security will be those calculated by the Chancery Court and/or the Delaware District Court to ensure that the Fund has sufficient assets to comply with its obligations to retain adequate security pursuant to the dissolution procedures under Section 280 of the DGCL, which is generally a more conservative standard than the determination required by U.S. GAAP.

The Fund currently expects to deregister as an investment company under the 1940 Act following the issuance of the Final Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets.

The Fund’s activities are limited to winding up its business affairs in accordance with the Plan of Liquidation and Dissolution and the Court Orders. Pursuant to the Plan of Liquidation and Dissolution, the Fund has sold, distributed or otherwise disposed of substantially all of its remaining non-cash assets in order to maximize value for the Fund’s stockholders and creditors. The Fund intends to return substantially all of its cash, including any new cash generated by asset sales, net of its obligations and expenses, to stockholders through liquidating distributions and in accordance with the Court Orders. The Fund will retain sufficient cash and other assets to satisfy its potential obligations to creditors, including possible tax liabilities and other claims, and for working capital and to comply with the Court Orders. The timing, amount and method of any return of capital will be determined by the Board, subject to the Court Orders.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Board may, in order to seek to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the timing of any distributions to stockholders, without further stockholder approval.

Proceeds generated from asset sales generally are held in cash, money market funds and marketable debt securities (the “Marketable Debt Securities Portfolio”) until returned to stockholders or used to satisfy the Fund’s obligations. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets. The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Note 2    Consolidation

At June 30, 2020, Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund, no longer engages in any business or operations, and owns no assets.

Altaba HK MC Limited (“Altaba HK MC”) is a wholly owned subsidiary of Altaba HK. Altaba HK MC was a special purpose entity formed for the sole purpose of acting as the borrower under the Fund’s margin loan agreement, which was repaid in April 2019. Altaba HK MC no longer engages in any business or operations, and owns no assets.

All assets, liabilities, income and expenses of Altaba HK and Altaba HK MC are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs and are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Private placement investment — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. The private placement investment is categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not treated as a “regulated investment company” under the Internal Revenue Code (the “Code”). Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on June 30, 2020. Purchases and sales of investment securities, interest and dividend income received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Leases

Leases are classified as either operating leases or finance leases. The Fund currently leases office space under operating lease arrangements. Whether a lease is classified as an operating lease or a finance lease, the Fund must record a right-of-use asset and a lease liability for all leases at the commencement date of the lease, other than for leases with an initial term of 12 months or less. Right-of-use assets and lease liabilities are reported in other assets and other liabilities, respectively, on the consolidated statement of assets and liabilities. A lease liability is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate of the legal entity entering into the lease as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease liability plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease liability adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Fund tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. If the carrying value of the right-of-use asset exceeds its fair value, then the carrying value of the right-of-use asset is reduced to its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of June 30, 2020 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$—	$—	$185	$185
Money market funds	9,199,661	—	—	9,199,661
Fixed income securities:
Corporate debt—short term	—	87,643	—	87,643
Commercial paper	—	878,858	—	878,858
Certificates of deposits	—	300,064	—	300,064
U.S. government debt	—	2,313,436	—	2,313,436

Total financial assets at fair value	$9,199,661	$3,580,001	$185	$12,779,847

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets
	Total Investments	Unaffiliated Investments	Investment in Controlled Affiliate
Balance as of January 1, 2020	$52,685	$185	$52,500
Purchases	—	—	—
Sales	(58,000)	—	(58,000)
Change in unrealized appreciation (depreciation)	(52,500)	—	(52,500)
Realized gain (loss)	58,000	—	58,000
Transfers out of Level 3	—	—	—

Balance as of June 30, 2020	$185	$185	$—

The change in unrealized appreciation (depreciation) attributable to assets owned on June 30, 2020, which were valued using significant unobservable inputs (Level 3) amounted to nil.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities.

Type of investment	Fair Value at June 30, 2020 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments—common shares	$185	Valuation model	Price per share	$3.90

Note 5    Contingencies

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, liquidation proceedings and other matters. Except as otherwise specifically described in this Note 5, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 5; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, alleged damages have not been specified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

As discussed in Note 1, the Fund is involved in litigation in the Delaware District Court and the Chancery Court relating to the dissolution process.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total cumulative amount accrued related to the Security Incidents was $151 million, of which $65 million is included in other liabilities on the consolidated statement of assets and liabilities. Subsequent to June 30, 2020, $65 million was paid into settlement accounts.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP (“Karasik”); (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (“Saskatchewan action”) (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (9) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it had reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plaintiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. On July 22, 2020 the Court granted final approval and entered judgment. One class member who objected to the settlement has filed an appeal, which is pending.

The Fund has also reached an agreement with plaintiffs in the Karasik action with the aim of resolving pending claims in the Canadian consumer class action cases. The agreement is subject to certain conditions, including Court approval and therefore may not result in a final settlement. On August 5, 2020, plaintiffs in the Karasik action filed a motion with the Ontario Superior Court of Justice, seeking to certify a settlement class. Ms. Laroque (the named plaintiff in the Saskatchewan action) has filed a motion, opposing certification. If the Court grants certification, it would schedule another hearing in the future to decide whether to approve the proposed settlement.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

Note 6    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the semi-annual period ended June 30, 2020, Altaba’s contributions to the 401(k) plan amounted to approximately $173 thousand.

Note 7    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), was originally adopted by the Fund’s stockholders at its 2017 annual meeting of stockholders, to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee pursuant to the terms of the Plan.

As adopted originally, the Plan calculated incentive award payouts based on the change in the Fund’s trading discount (measured based on the publicly traded share price of the shares) relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of Alibaba Shares, against a baseline level, as per the individual award agreements, with resulting payout multipliers established by the Fund’s Compensation Committee.

The Compensation Committee recommended and the Board adopted an amendment to the Plan (as amended, the “Amended Plan”) that became automatically effective as of the date the shares ceased to be listed on Nasdaq. Under the Amended Plan, changes in the Fund’s trading discount are determined by reference to the per share net asset value of the Fund, as determined in accordance with U.S. GAAP and with certain adjustments consistent with the Plan as originally adopted, including elimination of any impact from share price movements of Alibaba Shares (such per Share adjusted NAV, the “Plan NAV”). The Amended Plan did not modify the performance targets, vesting schedule, individual incentive award amounts or individual or aggregate maximum payouts, as disclosed in the proxy statement.

Each incentive award was subject to a three-year vesting schedule, commencing on June 13, 2017. The three-year term of the Plan was completed as of June 13, 2020 and Plan participants received payments under their respective incentive awards in the following amounts:

•	Mr. McInerney received a payment of $24 million;

•	Mr. Chong received a payment of $12 million;

•	Ms. Wellman received a payment of $6 million; and

•	Ms. Work received a payment of $4 million.

Other than continued deferral of independent director fees as described below, no additional amounts are payable under the Plan going forward.

Deferral Accounts

Each independent director who is designated as a participant by the Compensation Committee under the Plan is required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period following his or her deferral election. The amount of director fees so deferred is credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees, and the participant will be fully vested in his or her deferral account. The amounts deferred are subject to increase in accordance with the same performance goals as apply to the incentive awards granted to the Fund’s executive officers and other key employees and will become payable in a single lump sum cash payment upon the earlier to occur of the participant’s separation from service for any reason or a change in control of the Fund.

Under the Amended Plan’s terms, the deferral accounts of independent directors will remain subject to the terms described above; provided that, with respect to independent directors who remain in continuous service on the Board through the first distribution (the “First Distribution”) to stockholders following issuance of the Final Order, as of the date of the First Distribution, their deferral accounts will be credited by reference to the then-current Plan NAV, and distributed when they separate from service. Independent directors who do not remain in continuous service on the Board through the First Distribution will receive a prorated distribution determined by reference to the Plan NAV on the date of their separation from service.

Note 8    Income Taxes

The Fund is not treated as a “regulated investment company” under the Code. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of June 30, 2020 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$14,064
Other deferred tax assets	77,245

Total deferred income tax assets	91,309
Valuation allowance	(11,700)

Net deferred income tax assets	79,609

Deferred income tax liabilities:
Unrealized investment gains	(864)

Total deferred income tax liabilities	(864)

Net deferred income tax assets (liabilities)	$78,745

At June 30, 2020, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $60 million and $21 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021. During the period, the Fund recorded a valuation allowance against the federal and California net operating loss carryforwards.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Verizon Media Group (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Verizon Media Group of $59 million included in other assets on the consolidated statement of assets and liabilities.

The provision (benefit) for income taxes is composed of the following as of June 30, 2020 (in thousands):

Current:
United States federal	$143,150
State	(387,623)

Total current provision (benefit) for income taxes	(244,473)

Deferred:
United States federal	36,450
State	(13,124)

Total deferred provision (benefit) for income taxes	23,326

Total provision (benefit) for income taxes	$(221,147)

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended June 30, 2020 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$29,484	21.00%
State income taxes, net of federal benefit	2,006	1.43%
California settlement	(212,774)	(151.55)%
New York State and New York City settlements	(103,686)	(73.85)%
Change in uncertain tax positions	10,060	7.17%
Change in valuation allowance	11,700	8.33%
Change in Verizon indemnification	15,238	10.85%
Return to provision true-ups	24,916	17.75%
Other	1,909	1.36%

Provision (benefit) for income taxes	$(221,147)	(157.51)%

The Fund recorded a decrease of its gross unrecognized tax benefits of approximately $479 million during the year. The decrease was primarily due to the settlement of certain prior year state taxes with state tax authorities, resulting in a reversal of such unrecognized tax benefits and associated interest and penalties.

The Fund has accounted for tax obligations under the Tax Cuts and Jobs Act (the “TCJA”) based on the best information available and will continue to assess the applicability of new guidance issued by the U.S. Treasury Department and IRS as it relates to the impacts of the TCJA. Any additional information obtained or related legislation issued could change the Fund’s tax obligations under the TCJA.

The total amount of gross unrecognized tax benefits was $269 million as of June 30, 2020, of which up to $97 million would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2020	$713,877
Gross increase for tax positions of prior years	34,202
Settlements	(479,209)

Unrecognized tax benefits balance at June 30, 2020	$268,870

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as of June 30, 2020 as follows (in thousands):

Total unrecognized tax benefits balance	$268,870
Amounts netted against related deferred tax assets	(35,325)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$233,545

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities on the consolidated statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Verizon Media Group of $134 million included in other assets on the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of June 30, 2020 was approximately $17 million of which $6 million is indemnified by Verizon Media Group pursuant to the transaction agreement with Verizon, whereby Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2019. The Fund settled in appeals with the California Franchise Tax Board for the tax years 2005 through 2008 returns during the period. The Fund’s 2007 through 2010 and 2015 through 2017 California tax returns are currently under examination. The Fund’s 2011 tax year through the current tax year remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns, including indemnification by Verizon Media Group for certain tax liabilities, and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

During the period from January 1, 2020 through June 30, 2020, the Fund reached a favorable settlement on the New York sales and use tax audit covering 2015 to 2017 resulting in a benefit of $16 million.

Note 9    Agreements and Related Party Transactions

Advisory Agreements

From January 1, 2020 through February 14, 2020, the Fund retained BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB”) as external investment advisers to manage the Marketable Debt Securities Portfolio, with each managing approximately half of the marketable securities portfolio. On February 14, 2020, Morgan Stanley began managing 100% of the marketable securities portfolio.

From January 1, 2020 through February 14, 2020, the Fund paid BlackRock a monthly fee in arrears at the corresponding annual rate set forth below for all of the Fund’s assets managed by BlackRock:

BR Asset level between $10 billion and $15 billion	0.0200%
BR Asset level between $15 billion and $20 billion	0.0150%
BR Asset level over $20 billion	0.0100%

From January 1, 2020 through February 10, 2020, the Fund paid Morgan Stanley compensation, quarterly in arrears, at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level between $4B and $5B	0.0350%
MSSB Asset level between $5B and $7B	0.0300%
MSSB Asset level between $7B and $10B	0.0200%
MSSB Asset level between $10B and $15B	0.0150%
MSSB Asset level between $15B and $20B	0.0125%
MSSB Asset level over $20B	0.0100%

Beginning on February 10, 2020, the Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate of 0.015%.

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays a flat fee of $837,000 per year.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 10    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period ended June 30, 2020, totaled nil and $1.3 billion, respectively.

Note 11    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended June 30, 2020 with affiliated companies(1):

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2020	2,863
Change in patents held	(2,863)
Balance of patents held and applications pending at June 30, 2020	—
Fair value as of June 30, 2020(2)	$—
Change in unrealized appreciation (depreciation)(2)	$(52,500)
Distributions	$—
Net realized gain (loss)(2)	$58,000

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

Note 12    Capital Share Transactions

Common and Preferred Stock

As of June 30, 2020, there were 5 billion shares of $0.001 par value common stock authorized, 519,511,366 shares issued and outstanding.

The Board has the authority under the Fund’s certificate of incorporation to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders, though the Fund currently does not anticipate issuing any preferred stock because it has filed the Certificate of Dissolution.

Share Repurchases

The Board of Directors of the Fund authorized a share repurchase program (the “September 2018 Share Repurchase Program”), pursuant to which the Fund was authorized to, from time to time, purchase up to $5.75 billion of its common stock through, without limitation, market purchases, privately negotiated transactions or other methods of acquiring shares. The date and time of such repurchases were dependent upon market conditions. All repurchases were made in compliance with, and at such times as permitted by, federal securities laws. For the year ended December 31, 2019, the Fund repurchased approximately 48 million shares at a weighted average price of $70.57 and average weighted premium of 5.1% of net asset value for an aggregate purchase price of approximately $3.4 billion, which exhausted the September 2018 Share Repurchase Program.

Liquidating Distributions to Shareholders

The pre-dissolution liquidating distribution to shareholders made on September 23, 2019 was recorded on the ex-dividend date. Liquidating distributions paid by the Fund, including the pre-dissolution liquidating distribution and any future distributions made by the Fund, are subject to recharacterization for tax purposes. See Note 1, “Plan of Liquidation and Dissolution” for additional information and for a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, including the pre-dissolution liquidating distribution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Note 13    Principal Risks

Risks Related to the Plan of Liquidation and Dissolution

The Fund cannot assure stockholders of the timing or amount of any post-dissolution liquidating distribution following entry of the Court Orders.

We plan to make an initial post-dissolution liquidating distribution to our stockholders on our transfer books as of the Effective Time (and permitted transferees) as soon as practicable following entry of the Interim Order, if granted. As described above, in the Petition, the Fund sought an Interim Order from the Chancery Court that approves an initial conservative aggregate amount of security. In addition to undisputed claims (including claims where the Fund has agreed with the claimant on the required amount of security, either initially or following negotiation), this security amount would include, for each claim as to which the amount was in dispute, the full amount requested by the relevant claimant at that time. The Fund requested the Interim Order in the Petition to be able to make a cash distribution of all of the Fund’s assets in excess of the aggregate security amount approved in the Interim Order without having to wait for the Chancery Court to adjudicate the amounts of security reasonably likely to provide sufficient compensation for the claims in dispute. Additional distributions are not expected to be made until a judicial determination has been reached regarding the amount and form of security reasonably likely to provide sufficient compensation for such disputed claims and the issuance of the Final Order, as described below. For further information regarding the matters described above, please refer to the full text of the Petition.

On June 16, 2020, the DOJ, on behalf of the IRS, filed a Notice of Removal removing the Delaware Proceeding to the Delaware District Court. On June 16, 2020, the DOJ, on behalf of the IRS, also filed a complaint commencing an action in the Delaware District Court (the “Collection Action”) seeking a judgment against Altaba in respect of the tax claims and amounts raised by the IRS that are described in the Petition.

On August 10, 2020, the Delaware District Court entered an order remanding the Delaware Proceeding back to the Chancery Court, with the exception of IRS tax claims and Verizon’s tax indemnity claims, which continued to be before the Delaware District Court.

On August 18, 2020, the Fund and the DOJ, on behalf of the IRS, filed the Joint Motion pursuant to which the Fund agreed to retain as security for the claims of the IRS an aggregate amount of $1.76 billion (which is the amount the Chancery Court is being requested to retain as security for the claims of the IRS in the Interim Order Motion described below), subject to agreed upon mechanisms for the release of this security as portions of the IRS claims are resolved over time. In the Joint Motion, the Fund and the DOJ, on behalf of the IRS, requested that the Delaware District Court dismiss the portion of the Delaware Proceeding relating to the IRS claims which had been removed to the Delaware District Court, and remand Verizon’s tax indemnity claims back to the Chancery Court. The Delaware District Court has not yet ruled on the Joint Motion. The Fund and the DOJ, on behalf of the IRS, have agreed that within three days after the date on which the Delaware District Court enters an order substantially in the form attached to the Joint Motion, the DOJ will file a motion requesting that the Delaware District Court dismiss the Collection Action without prejudice.

On August 18, 2020, as requested by the Fund in the Petition, the Chancery Court entered an order barring claims from potential claimants who received notice of the Fund’s dissolution and did not submit a claim by the claims deadline. For further information, please refer to the full text of the Petition.

On August 20, 2020, the Fund filed the Interim Order Motion with the Chancery Court. In the Interim Order Motion, the Fund requested that the Chancery Court establish an initial conservative aggregate amount of security of $7.347 billion, which if approved would allow the Fund to distribute up to $5.155 billion to stockholders. It is not typical for such an Interim Order to be requested in proceedings of this kind. There can be no assurance that the Chancery Court will approve the Interim Order, that the Chancery Court will authorize the aggregate security amount proposed by the Fund in the Interim Order Motion, that the distribution of excess assets based on the Interim Order will occur or, if approved, when any such distribution will occur.

The removal of the Delaware Proceeding to the Delaware District Court, and the related efforts to sever and remand the claims of all parties other than the IRS back to the Chancery Court, could affect the timing of any post-dissolution liquidating distributions. In addition, the Fund cannot predict the impact, if any, of the Covid-19 pandemic on the timing of proceedings in the Chancery Court, or, as applicable, the Delaware District Court, and it is possible that delays could result.

Following the Interim Order, if issued, the Fund will request the Final Order establishing the final amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Chancery Court may determine not to exceed ten years after the Effective Time), pay or make reasonable provision for the Fund’s uncontested known claims and expenses (including any changes to amounts agreed by the Fund and claimants following the issuance of the Interim Order), and establish reserves for other claims as required by the Final Order. The Final Order will reflect the Chancery Court’s, and, as applicable, the Delaware District Court’s, own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for all known, contingent and potential future claims against the Fund. There can be no assurances that the Chancery Court, and, as applicable, the Delaware District Court, will not require the Fund to withhold amounts in excess of the amounts that we believe are sufficient to satisfy the Fund’s potential claims and liabilities. Accordingly, stockholders may not receive distributions of these additional amounts for a substantial period of time. Factors that could impact the aggregate amount of security required to be retained by the Fund pursuant to the Court Orders, and consequently the amount of the initial post-dissolution liquidating distributions, include the following:

•	whether any claims are resolved;

•	whether any litigation is brought against the Fund or its directors and officers;

•	whether the Fund is able to receive any final determination from taxing authorities with respect to the amount of taxes, if any, owed to them;

•

whether unforeseen claims are asserted against the Fund, in which case the Fund would have to defend or resolve such claims and/or be required to establish additional reserves to provide for such claims; and

•

whether any of the expenses incurred in the winding-up process, including expenses of required personnel and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Fund, are more or less than the Fund’s estimates.

The Fund cannot assure stockholders of the timing or amount of any additional post-dissolution liquidating distributions to stockholders under the Plan of Liquidation and Dissolution.

To the extent that claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves, and assuming no need has arisen to establish additional reserves, the Fund would make additional distributions to stockholders of any portion of the reserves established pursuant to the Final Order that the Board determines is no longer required because the relevant claim has been resolved or satisfied. However, there may be less funds available than currently anticipated for additional liquidating distributions to the Fund’s stockholders. The precise amount and timing of any additional liquidating distributions to the Fund’s stockholders will depend on and could be delayed or diminished due to many factors, including:

•	whether a claim is resolved for more than the amount of the reserve established for such claim pursuant to the Final Order;

•	whether the Fund is unable to resolve claims with creditors or other third parties, including potential tax claims, or if such resolutions take longer than expected;

•

whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy the Fund’s liabilities or other obligations to the extent not previously reserved for;

•	whether due to new facts and developments, a new claim, as the Board reasonably determines, requires additional funds to be reserved for its satisfaction; and

•

whether the expenses the Fund incurs in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Fund are more than anticipated.

It is possible that new or existing claimants could bring additional claims against the Fund after the date hereof. To the extent that any such claims are determined to be valid and not barred, then the existence of these claims could have an impact on the amount of funds available for distribution to the Fund’s stockholders, or could affect the timing of any such distributions. For example, if a new claim were to arise before the entry of the Interim Order, then the amount and/or timing of the initial distribution to be made after entry of the Interim Order and any subsequent distributions could be affected. If such a claim were to arise after entry of the Interim Order but before entry of the Final Order, then the amount and/or timing of the initial distribution to be made after entry of the Final Order and any subsequent distributions could be affected. And if such a claim were to arise after entry of the Final Order and the Fund’s initial distribution to be made after entry of the Final Order, then the amount and/or timing any subsequent distributions could be affected. In some cases, potential claims against the Fund may be subject to an extended statute of limitations under the law applicable to the claim (e.g., certain tax claims) or the claim may be made by a party that has either not yet discovered the basis for the claim, or has the right or ability to revisit potential obligations of the Fund on a retroactive basis notwithstanding the passage of time. To the extent any claim is asserted that should be barred under DGCL Section 280, then the Fund intends to vigorously enforce such bar. While the Fund is not presently aware of any circumstances that are expected to give rise to additional claims against the Fund, it is possible that such claims could arise, and in that event the amount and/or timing of future distributions could be adversely affected, and that effect could be material.

Due to these and other factors, the amounts of any additional post-dissolution liquidating distributions may be substantially less than the amounts currently estimated by the Fund.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund.

Among other liabilities, the Fund’s major known, contingent and potential future liabilities include (i) known and potential U.S. federal, state and local and foreign tax claims, which constitute a significant majority of the Fund’s known, contingent and potential future liabilities, (ii) potential liabilities arising out of the Data Breaches and certain other legal contingencies, and (iii) continuing third-party indemnification obligations. For a detailed description of such liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves.”

Whether any additional liquidating distributions can be made to stockholders would depend on whether claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. The Fund cannot assure stockholders that the Fund’s liabilities can be settled for less than the amounts the Fund has reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, the Fund may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for the Fund to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, because under Delaware law, if the Fund fails to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder).

The application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations may adversely affect the Fund’s assets and the amount and timing of any liquidating distributions to stockholders.

The Fund may be directly or indirectly affected by tax legislation, regulations and administrative practices or the modification of existing tax laws by U.S. or non-U.S. taxing authorities or other governmental bodies. The application of complex tax laws involves numerous uncertainties, and U.S. and non-U.S. taxing authorities may review and challenge tax positions adopted by the Fund. These challenges may result in adjustments to, or impact the timing or amount of, the Fund’s taxable income, deductions, credits or other tax items, which may adversely affect our effective tax rate and tax liability.

On December 22, 2017, the United States enacted tax legislation commonly known as the TCJA, which significantly changed existing U.S. tax law. Among other changes impacting the Fund and its prior investments in Alibaba and Yahoo Japan, the TCJA imposed a one-time deemed repatriation tax on certain accumulated earnings of non-U.S. corporations owned by 10% U.S. shareholders, expanded the constructive ownership rules that are applied for purposes of determining whether a non-U.S. corporation is a “controlled foreign corporation” (“CFC”), and made other significant changes to the CFC rules. These rules are complex and subject to change or differing interpretations, possibly with retroactive effect. In addition, the application of these rules and their consequences to the Fund depend on a number of facts specific to Alibaba, Yahoo Japan, and their respective subsidiaries that are beyond our current knowledge and control. These and other uncertainties resulting from the TCJA could materially affect the Fund’s U.S. tax liabilities with respect to its prior investments in Alibaba and Yahoo Japan.

Furthermore, the treatment of the Fund and its assets, and any transactions involving such assets (including liquidating distributions by the Fund), may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related past or future transactions, including in connection with the Plan of Liquidation and Dissolution, may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or non-U.S. taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability, as well as the amount and timing of any liquidating distributions to stockholders.

For more information regarding the Fund’s potential tax liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims.”

The Fund will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with reporting requirements under the 1940 Act following the Effective Time and paying its service providers, including the external investment adviser managing its Marketable Debt Securities Portfolio.

As the Fund continues to wind up, the Fund will continue to incur expenses from operations, including severance costs, compensation to employees who would implement the Plan of Liquidation and Dissolution, compensation to our independent directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes (including any taxes that may be imposed on the sale, distribution or other disposition of our remaining non-cash assets), legal, accounting, financial advisory and consulting fees and general and administrative expenses (including the fees of the external investment adviser for our Marketable Debt Securities Portfolio).

The Fund continues to be registered as an investment company under the 1940 Act but we currently expect to deregister as an investment company under the 1940 Act following the issuance of the Final Court Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets. Accordingly, the Fund will continue complying with the applicable reporting requirements of the 1940 Act even though compliance with such reporting requirements will cause the Fund to incur related expenses. In order to eliminate these expenses, we may seek relief from the SEC from the reporting requirements under the 1940 Act, but no assurances can be given as to when or if such relief will be obtained. If the Fund does not obtain such relief and, in any event, until such time as it obtains such relief, the Fund will continue to incur costs in complying with its reporting requirements as a registered investment company under the 1940 Act.

If the Fund fails to retain sufficient funds to pay the liabilities actually owed to the Fund’s creditors, each stockholder receiving liquidating distributions could be liable for payment to the Fund’s creditors of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each stockholder in connection with the liquidation and dissolution.

Under Delaware law, in the event the Fund fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, each stockholder could be held liable for the repayment to those creditors who file unbarred claims before the end of the winding-up period, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess liability (up to the full amount actually received by such stockholder). Moreover, in the event a stockholder has paid taxes on amounts previously received pursuant to the Plan of Liquidation and Dissolution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a reduction in taxes payable. There can be no guarantee that the reserves established by the Fund will be adequate to cover all such expenses and liabilities.

Amounts held in the Marketable Debt Securities Portfolio will be subject to market, credit and interest rate risk.

A substantial portion of the Fund’s investment assets will be held in the Marketable Debt Securities Portfolio throughout the liquidation and dissolution process. Pursuant to such guidelines, the Fund generally invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high credit quality corporate issuers which are classified as marketable debt securities and cash.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Such securities also are subject to the risk that the issuer of the security will be unable to pay interest or repay principal on the security when due. Due in part to these factors, the amounts expected to be realized by the Fund in monetizing the Marketable Debt Securities Portfolio may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if it sells securities that have declined in market value due to changes in interest rates or changes in credit quality.

The Shares have been delisted from Nasdaq, and the Fund closed its stock transfer books at the Effective Time as required by Delaware law. Accordingly, the Shares held by the Fund’s stockholders after the Effective Time generally are not transferable.

Nasdaq halted trading in the Shares on October 2, 2019. In connection with the filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware, the Fund closed its transfer books as of 4:00 pm Eastern Time on October 4, 2019. As a result, record holders of the Shares generally are prohibited from transferring record ownership of their Shares following the Effective Time (except by will, intestate succession or operation of law). The Shares were delisted from Nasdaq on October 7, 2019. DTC, as a record holder of Shares through its Cede & Co. nominee, maintains records representing the right to receive any post-dissolution liquidating distributions in accordance with Section 4 of the Plan of Liquidation and Dissolution, including any transfers of such rights. Consequently, the Fund expects that any transfers of such rights will be tracked by DTC. There is no assurance as to how long a market for interests in the Shares representing the right to receive any post-dissolution liquidating distributions will continue to be maintained or how actively such interests in the Shares will trade. Both trading prices and volumes in any such “over-the-counter” market may be volatile and erratic. To the extent that a stockholder’s Shares were not held by a DTC participant as of the Effective Time, it may be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

Interests of stockholders in any liquidating trust that the Fund may establish pursuant to the Plan of Liquidation and Dissolution generally will not be transferable.

If the Fund establishes a liquidating trust, the interests of the Fund’s stockholders in such trust generally will not be transferable, which could adversely affect stockholders’ ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. In addition, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Furthermore, given that the Fund’s stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for U.S. federal income tax purposes, the distribution of non-transferable interests would result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

Stockholders will generally not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Fund’s liquidation and dissolution, for U.S. federal income tax purposes, the Fund’s stockholders who are U.S. holders will generally recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of the distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the Shares. Liquidating distributions pursuant to the Plan of Liquidation and Dissolution may occur at various times and in more than one tax year. Any loss will generally be recognized only when a stockholder receives the final distribution from us and then only if the aggregate value of all liquidating distributions with respect to a Share is less than the stockholder’s tax basis in the Share. For a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Fund may sell, distribute or otherwise dispose of its remaining assets, including non-cash assets, without further stockholder approval. As a result, the Board may, in order to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.

The Fund will no longer hold annual meetings of stockholders to elect members of the Board, and consequently the Fund’s stockholders will no longer be able to influence management of the Fund through the election of directors.

Under Delaware law, dissolution of the Fund became effective upon the filing of a Certificate of Dissolution on October 4, 2019. Although the Fund’s existence is required to continue for a period of three years from the Effective Time for the purpose of prosecuting and defending suits, winding up the Fund and making distributions to stockholders, the Fund is not permitted to continue to engage in any business. As a result, the Fund will not convene annual meetings of stockholders during the winding-up period. Since the Fund will not hold annual meetings of stockholders to elect members of the Board after the Effective Time, the Fund’s stockholders will not be able to influence management of the Fund through the election of directors.

As noted above, the approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. See “— Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.”

The Board may abandon, modify or delay implementation of the Plan of Liquidation and Dissolution, even after stockholder approval.

Even though the Fund’s stockholders have approved the Plan of Liquidation and Dissolution, the Board has reserved the right, at its discretion, to the extent permitted by Delaware law, to abandon or delay implementation of the Plan of Liquidation and Dissolution if such action is determined to be in the Fund’s best interests and in the best interests of its stockholders, in order, for example, to permit the Fund to pursue new business opportunities or strategic transactions that are subsequently presented to the Board. Any such decision by the Board to abandon or delay implementation of the Plan of Liquidation and Dissolution prior to the Effective Time may result in the Fund incurring additional operating costs and liabilities, which could reduce the amount available in any potential future distribution to the Fund’s stockholders.

The Board also may modify or amend the Plan of Liquidation and Dissolution, notwithstanding stockholder approval of the Plan of Liquidation and Dissolution, if the Board determines that, in light of new proposals presented or changes in circumstances, such action would be in the best interests of the Fund and its stockholders. The Board has authority under the Plan of Liquidation and Dissolution to make any such modification or amendment to the Plan of Liquidation and Dissolution without further stockholder approval, although it may determine, in its sole discretion, to submit any modification or amendment to the stockholders for approval.

The tax treatment of any pre-dissolution liquidating distribution and any other liquidating distributions may vary from stockholder to stockholder, and stockholders should consult their own tax advisors.

The Fund has not requested a ruling from the IRS with respect to the anticipated U.S. federal income tax consequences of the Plan of Liquidation and Dissolution. As described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution,” we intend to accomplish the liquidation and dissolution in a manner that will qualify as a “complete liquidation” of the Fund within the meaning of Section 346(a) of the Code, but there can be no assurance that our efforts to do so will be successful. If any of the anticipated tax consequences of the Plan of Liquidation and Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the Fund’s stockholders and the Fund from the liquidation and dissolution. Tax considerations applicable to stockholders may vary with and be contingent upon the particular circumstances of each stockholder. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Liquidation and Dissolution in light of each stockholder’s particular circumstances.

Risks Related to the Fund’s Operations as an Investment Company

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its interests in the Marketable Debt Securities Portfolio. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include available cash balances, including interest income from the Marketable Debt Securities Portfolio.

For the period from January 1, 2020 to June 30, 2020, the Marketable Debt Securities Portfolio generated approximately $72 million of income. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund in future periods. The emergence of the novel coronavirus in December of 2019 and the resulting COVID-19 pandemic have adversely impacted economies, markets and businesses around the world. In response, many central banks, including the Federal Reserve Bank, have adopt policies seeking to reduce interest rates. These policies and other policies adopted in response to the pandemic have reduced, and in the future may continue to reduce, the amount of income that the Fund can earn from the Marketable Debt Securities Portfolio. In addition, in response to the market volatility and adverse economic environment caused by the pandemic, the Fund has worked with the External Advisor to reduce the duration of the Marketable Debt Securities Portfolio and invested it in securities of issuers with higher credit quality, which also has reduced the income the Fund earns from the Marketable Debt Securities Portfolio. Volatility caused by the pandemic also may adversely impact the price the Fund receives for any securities it sells.The Fund is not able generate material amounts of income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells the Marketable Debt Securities Portfolio which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio, and for seeking to manage and reduce its liabilities. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by an External Advisor that applies the investment guidelines set by the Fund. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisor, will be successful. The External Advisor’s investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of the External Advisor in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisor may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisor will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring an External Adviser to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by an External Adviser. The External Adviser applies investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Adviser, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Adviser is operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Adviser, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Adviser, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Adviser. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio. There can be no assurance that the COVID-19 pandemic will not adversely impact the ability of the External Advisor to manage the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Adviser, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Adviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, the External Adviser or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund. These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Note 14    Subsequent Events

The Fund has adopted standards, which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional events have occurred that require disclosure.

Other Information

June 30, 2020 (unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about the Fund.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of interests in liquidating distributions of the Fund.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

From January 1, 2020 through June 30, 2020 there was no share repurchase activity.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware on October 4, 2019 after which its shares of common stock were delisted from trading on trading on the Nasdaq Global Select Market. As a result, the Fund will no longer have stockholder meetings to elect its directors, which means that, effectively, stockholders may no longer recommend nominees to the Fund’s board of directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	August 25, 2020

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date	August 25, 2020